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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 26, 2001
                        (Date of earliest event reported)


                                  IMPRESO, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         000-29883                       75-2849585
(State or other jurisdiction       (Commission File Number)           (I.R.S. employer
 of incorporation)                                                  Identification Number)



                  652 SOUTHWESTERN BOULEVARD, COPPELL, TX 75019
                    (Address of principal executive offices)



                                 (972) 462-0100
              (Registrant's Telephone Number, Including Area Code)






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Impreso, Inc. hereby files Amendment No. 1 to its Form 8-K (date of report:
April 26, 2001) filed with the Securities and Exchange Commission on May 11, 2001. This current report amends Item 7.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The following audited financial statements, which are filed as Exhibit 99.2 to this report and are incorporated herein by reference thereto, were prepared to present the net assets and the revenues and expenses of the Sky Division of Durango-Georgia Converting, LLC ("Sky"), which did not have a separate legal status or existence, for the year ended December 31, 2000. The financial statements also include unaudited information for the six month periods ended February 29, 2000 and February 28, 2001. These statements are presented as if the Sky Division had existed as a separate entity during the periods encompassed by the statements.

         1.       Report of Independent Certified Public Accountants

         2.       Statements of Net Assets

         3.       Statements of Revenues and Expenses

         4.       Statements of Cash Flows

         5.       Notes to Financial Statements

(b)      PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information, which is filed as
Exhibit 99.3 to this report and is incorporated herein by reference thereto, relates to the April 26, 2001 acquisition of Sky. The transaction will be accounted for as a purchase business combination. The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments (as described in the accompanying notes) to the historical financial statements of Impreso, Inc.

The unaudited pro forma consolidated balance sheet at February 28, 2001, reflects our historical financial position at February 28, 2001, combined with the allocated purchase price of Sky as of December 31, 2000, with pro forma adjustments as if the acquisition had occurred on February 28, 2001. The unaudited pro forma consolidated statement of income for the six-month period ended February 28, 2001, reflects the historical results of operations of both companies with pro forma acquisition adjustments as if the acquisition had occurred on September 1, 2000. The unaudited Pro Forma consolidated statement of income for the year ended August 31, 2000, reflects the historical results of operations of both companies with pro forma acquisition adjustments as if the acquisition had occurred on September 1, 1999. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the acquisition, (b) factually supportable, and (c) in the case of certain statement of income adjustments, expected to have a continuing impact.

The unaudited pro forma condensed financial statements should be read in connection with our historical financial statements and related footnotes.

The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what our and Sky's financial position or results of operations as of the dates presented would have been had the acquisition in fact occurred on such date or at the beginning of the period indicated or to project our and Sky's financial position or results of operations for any future date or period.

         1.       Unaudited Pro Forma Consolidated Balance Sheet



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         2.       Unaudited Pro Forma Consolidated Statement of Income

         3.       Notes to Unaudited Pro Forma Consolidated Financial Statements

(c).     EXHIBITS:

         2.1 Asset Purchase Agreement by and between TST/Impreso, Inc. and Durango Georgia Converting LLC dated as of April 5, 2001*

         99.1 Impreso, Inc. Press Release issued April 30, 2001 announcing the closing of the purchase*

         99.2 Audited financial statements of the Sky Division of Durango-Georgia Converting, LLC listed in Item 7 (a) of this report (filed herewith)

         99.3 Unaudited Pro Forma Financial Statements of Impreso, Inc. and Subsidiaries listed on Item 7 (b) of this report (filed herewith)




* Previously filed


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IMPRESO, INC.
                                             (registrant)

Dated: July 9, 2001                          /s/ Marshall Sorokwasz
                                             ----------------------------------
                                             Marshall Sorokwasz,
                                             Chairman of the Board, Chief
                                             Executive Officer, President,
                                             and Director



                                             /s/ Susan Atkins
                                             ----------------------------------
                                             Susan Atkins,
                                             Chief Financial Officer and
                                             and Vice President



                                        4

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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
2.1            Asset Purchase Agreement by and between TST/Impreso, Inc. and
               Durango Georgia Converting LLC dated as of April 5, 2001*

99.1 Impreso, Inc. Press Release issued April 30, 2001 announcing the closing of the purchase*

99.2           Audited financial statements of the Sky Division of Durango-
               Georgia Converting, LLC listed in Item 7 (a) of this report.

99.3 Unaudited Pro Forma Financial Statements of Impreso, Inc. and subsidiaries listed on Item 7 (b) of this report.



* Previously filed